Exhibit 10.15

EXECUTION VERSION

FIFTH AMENDMENT AND INCREMENTAL FACILITY AMENDMENT TO

SENIOR SECURED FIRST LIEN CREDIT AGREEMENT

This FIFTH AMENDMENT AND INCREMENTAL FACILITY AMENDMENT TO SENIOR SECURED FIRST LIEN CREDIT AGREEMENT (this “Fifth Amendment”) is dated as of January 12, 2021 and is entered into by PROJECT ANGEL HOLDINGS, LLC, a Delaware limited liability company (“Initial Borrower”), PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MERIDIANLINK, INC., a California corporation (“ML Target”, and together with Initial Borrower, each a “Borrower” and collectively the “Borrowers”), PROFESSIONAL CREDIT REPORTING, INC., a California corporation (“PCR”), ML EAST ACQUISITION SUBSIDIARY, INC. (formerly known as CRIF Corporation), a Florida corporation (“ML East”, and together with Initial Borrower, Holdings, ML Target and PCR, each a “Loan Party” and collectively, the “Loan Parties”), the Incremental Term Loan Lenders (as defined below), and ANTARES CAPITAL LP, a Delaware limited partnership, as administrative agent, collateral agent and an L/C Issuer (the “Administrative Agent”), and is made with reference to that certain SENIOR SECURED FIRST LIEN CREDIT AGREEMENT, dated as of May 31, 2018 (the “Existing Credit Agreement”) (as amended by (i) that certain Amendment No. 1 to Senior Secured First Lien Credit Agreement, dated as of July 3, 2018, (ii) that certain Limited Waiver to Senior Secured First Lien Credit Agreement dated as of December 21, 2018, (iii) that certain Second Amendment and Incremental Facility Amendment to Senior Secured First Lien Credit Agreement, dated as of December 21, 2018, (iv) that certain Amendment No. 3 to Senior Secured First Lien Credit Agreement, dated as of June 27, 2019, (v) that certain Fourth Amendment and Incremental Facility Amendment to Senior Secured First Lien Credit Agreement, dated as of October 7, 2019, and (vi) as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Fifth Amendment, the “Amended Credit Agreement”), by and among the Borrowers, Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Fifth Amendment. Each of Antares Capital LP and Golub Capital LLC are acting as joint lead arrangers in connection with this Fifth Amendment and the Incremental Term Loan Commitments and 2021 Incremental Term Loans (each as defined below and as contemplated hereby).

RECITALS

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrowers may request that the lenders provide Incremental Term Commitments by entering into one or more Incremental Commitment Amendments executed by the Loan Parties, the Administrative Agent, and each lender providing such Incremental Term Commitments, in each case, subject to the express terms and conditions of the Credit Agreement;

WHEREAS, the Borrowers have requested and the lenders identified on Schedule A hereto (each an “Incremental Term Loan Lender”, and collectively, the “Incremental Term Loan Lenders”) have agreed to provide, subject to the terms and conditions set forth herein, Incremental Term Commitments denominated in Dollars in the aggregate principal amount of $100,000,000.00 in accordance with Section 2.14 of the Credit Agreement;

WHEREAS, the Borrowers intend to use the Net Cash Proceeds of the 2021 Incremental Term Loans (as defined below), pursuant to Section 2.14 of the Credit Agreement (together with cash on hand), to (i) finance the acquisition, directly or indirectly, by the Borrowers of substantially all of the assets of Tazworks, LLC, a Utah limited liability company (“Tazworks”), Tertiary Group, LLC, a Utah limited liability company (“Tertiary Group”), Omni Data, LLC, a Utah limited liability company (“Omni Data”), Onboarding Systems, LLC, a Utah limited liability company (“Onboarding Systems”), Credit Connectors,

LLC, a Utah limited liability company (“Credit Connectors”, and, together with Tazworks, Tertiary Group, Omni Data and Onboarding Systems, the “Companies”) (the “Acquisition”) pursuant to that certain Asset Purchase Agreement, dated as of November 30, 2020 (as amended pursuant to that First Amendment to Asset Purchase Agreement dated as of December 2, 2020, the “Acquisition Agreement”), by and among the ML Target, MeridianLink Wholesale Data, LLC, a Delaware limited liability company, the Companies, the members of the Companies set forth on the signature pages thereto (the “Owners”), and Barton Taylor, a natural person resident of the State of Utah, as the Owners’ agent, (ii) consummate the Payoff (as defined below), (iii) pay fees and expenses incurred in connection with the 2021 Incremental Term Loans, the Acquisition and the Payoff (as defined below) and (iv) for general corporate purposes.

WHEREAS, the parties have requested that the Credit Agreement be further amended as set forth herein;

WHEREAS, each Lender that executes and delivers a consent and executed signature page to this Fifth Amendment will be deemed to have agreed to the terms of this Fifth Amendment and the Amended Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	INCREMENTAL TERM LOANS

(a) Subject to the terms and conditions of this Fifth Amendment and the Credit Agreement, each Incremental Term Loan Lender severally agrees, to make Incremental Term Loans (the “2021 Incremental Term Loans”) by delivering to the Administrative Agent immediately available funds for the account of the Borrowers on the Fifth Amendment Effective Date in a principal amount equal to the amount set forth opposite such Incremental Term Loan Lender’s name in Schedule A annexed hereto (the “Incremental Term Loan Commitments”). Once borrowed, amounts repaid in respect of the 2021 Incremental Term Loans may not be reborrowed. The Incremental Term Loan Commitments hereunder will terminate in full upon the making of the 2021 Incremental Term Loans referred to herein.

(b) The 2021 Incremental Term Loans shall be borrowed in full on the Fifth Amendment Effective Date, at which time the Incremental Term Loan Commitments shall be automatically terminated in full.

(c) This Fifth Amendment shall constitute (i) the notice required pursuant to Section 2.14 of the Credit Agreement and (ii) an Incremental Commitment Amendment for purposes of Section 2.14 of the Credit Agreement.

(d) The proceeds of the 2021 Incremental Term Loans (together with cash on hand) shall be used to (i) consummate the Acquisition, (ii) effectuate the Payoff, (iii) pay fees and expenses incurred in connection with the 2021 Incremental Term Loans, the Acquisition and the Payoff and (iv) for general corporate purposes.

(e) The 2021 Incremental Term Loans shall be additional Term Loans of the same tranche as (and be an increase to, and fungible with) the Term Loans in existence under the Existing Credit Agreement on the Fifth Amendment Effective Date (the “Existing Term Loans”) and shall be “Term Loans” for all purposes of the Loan Documents (and, for the avoidance of doubt, shall commence amortizing on March 31,

2021 and shall amortize in equal quarterly payments equal to $255,754.48). Accordingly, (i) the 2021 Incremental Term Loans shall constitute Obligations of the Borrowers, (ii) the 2021 Incremental Term Loans shall be secured and guaranteed on a pari passu basis with the Existing Term Loans and (iii) except to the extent otherwise set forth herein, the terms and conditions applicable to the 2021 Incremental Term Loans shall be the same as the terms and conditions applicable to the Existing Term Loans (after giving effect to any amendments and modifications set forth in this Fifth Amendment).

SECTION II.	AMENDMENTS TO CREDIT AGREEMENT.

The Borrowers, Holdings, the Lenders party hereto (comprising Required Lenders on the date hereof after giving effect to the making of the 2021 Incremental Term Loans), the Administrative Agent and the other parties party hereto agree that immediately after the making of the 2021 Incremental Term Loans on the Fifth Amendment Effective Date:

A. Section 1.01 of the Credit Agreement shall be hereby amended by amending and restating the definition of “Applicable Margin” in its entirety to read as follows:

““Applicable Margin” means, for any date of determination, a rate per annum equal to (a) with respect to the Term Facility, the applicable percentage set forth in the table below under the appropriate caption, and (b) with respect to the Revolving Credit Facility, the applicable percentage set forth in the table below under the appropriate caption:

		Term Loans
Pricing Level	Consolidated First Lien Net Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Alternate Base Rate Loans
I	>3.00:1.00	4.00%	3.00%
II	<3.00:1.00	3.75%	2.75%

provided that from and after the Fifth Amendment Effective Date until the financial statements and the accompanying Compliance Certificate for the fiscal quarter ending December 31, 2020 are delivered pursuant to Sections 6.01(a) or (b) and 6.02(b), the Applicable Margin for the Term Facility shall be set at Pricing Level I. The Applicable Margin for the Term Facility shall be re-determined quarterly on the first Business Day following the date of delivery to Administrative Agent of the calculation of the Consolidated First Lien Net Leverage Ratio based on the financial statements and the accompanying Compliance Certificate delivered pursuant to Sections 6.01(a) or (b) and 6.02(b). If the Administrative Agent has not received such calculation of the Consolidated First Lien Net Leverage Ratio for any fiscal quarter within the time period specified by Sections 6.01(a) or (b) and 6.02(b), the Applicable Margin for the Term Facility shall be determined as if Pricing Level I shall have applied until one Business Day after the delivery of such calculation to the Administrative Agent. At any time during the continuance of an Event of Default as a result of any of the events set forth in Section 8.01(a), (f) or (g), the Applicable Margin for the Term Facility shall be set at Pricing Level I;

		Revolving Credit Loans		Commitment Fee Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Alternate Base Rate Loans
I	>4.50:1.00	3.25%	2.25%	0.50%
II	<4.50:1.00 and >4.00:1.00	3.00%	2.00%	0.375%
III	<4.00 :1.00	2.75%	1.75%	0.375%

provided that until the financial statements and the accompanying Compliance Certificate for the first full fiscal quarter ending after the Initial Closing Date are delivered pursuant to Sections 6.01(a) or (b) and 6.02(b), the Applicable Margin for the Revolving Credit Facility and the commitment fee rate with respect to the Revolving Credit Facility shall be set at Pricing Level I. The Applicable Margin for the Revolving Credit Facility and the commitment fee rate with respect to the Revolving Credit Facility shall be re-determined quarterly on the first Business Day following the date of delivery to Administrative Agent of the calculation of the Consolidated First Lien Net Leverage Ratio based on the financial statements and the accompanying Compliance Certificate delivered pursuant to Sections 6.01(a) or (b) and 6.02(b). If the Administrative Agent has not received such calculation of the Consolidated First Lien Net Leverage Ratio for any fiscal quarter within the time period specified by Sections 6.01(a) or (b) and 6.02(b), the Applicable Margin for the Revolving Credit Facility and the commitment fee rate with respect to the Revolving Credit Facility shall be determined as if Pricing Level I shall have applied until one Business Day after the delivery of such calculation to the Administrative Agent. At any time during the continuance of an Event of Default as a result of any of the events set forth in Section 8.01(a), (f) or (g), the Applicable Margin for the Revolving Credit Facility and the commitment fee rate with respect to the Revolving Credit Facility shall be set at Pricing Level I.”

B. Section 1.01 of the Credit Agreement shall be hereby amended by amending and restating the definition of “Qualifying IPO” in its entirety to read as follows:

“Qualifying IPO” means (a) a transaction in which the common Qualified Capital Stock of Holdings (or any direct or indirect parent company or corporate successor (including a Subsidiary) thereof, including a special purpose acquisition company or related entity) are publicly listed (whether through an initial public offering, a direct listing or otherwise) on any United States national securities exchange, automated interdealer quotation system or over the counter market or analogous exchange or market in Canada, the United Kingdom or any country of the European Union (including pursuant to an “Up-C” structure) or (b) the consummation of any merger, acquisition, contribution, equity purchase or similar reorganization transaction or series of transactions resulting in the combination of Holdings (or any direct or indirect parent company or corporate successor (including a Subsidiary) thereof) and any special purpose acquisition company or similar entity (including with a direct or indirect parent or Subsidiary thereof), where the common Equity Interests of such surviving entity (or any direct or indirect parent thereof) are publicly listed on any United States national securities exchange, automated interdealer quotation system or over the counter market or analogous exchange or market in Canada, the United Kingdom or any country of the European Union.”

C. Section 1.01 of the Credit Agreement shall be hereby amended by adding the following new defined term in the proper alphabetical place:

“Fifth Amendment Effective Date” means January 12, 2021.

D. Section 2.05(b) of the Credit Agreement shall hereby be amended by amending and restating clause (i)(A) thereof in its entirety to read as follows:

“(A) 50% of Excess Cash Flow or, if the Consolidated First Lien Net Leverage Ratio for such fiscal year is equal to or less than 4.50:1.00 but greater than 4.00:1.00, 25% of Excess Cash Flow, or, if the Consolidated First Lien Net Leverage Ratio for such fiscal year is equal to or less than 4.00:1.00, 0% of Excess Cash Flow, in each case for the fiscal year covered by such financial statements (commencing with the fiscal year ending December 31, 2019, but excluding the fiscal year ending December 31, 2020)”

E. Section 2.07 of the Credit Agreement shall hereby be amended by amending and restating clause (e) thereof in its entirety to read as follows:

“At the time of the effectiveness of any Repricing Transaction that is consummated prior to the date that is six (6) months after the Fifth Amendment Effective Date, the Borrowers agree to pay the Repricing Premium to the Administrative Agent, for the ratable account of each Term Lender with respect to their applicable percentage of the Term Loans.”

F. Section 6.01 of the Credit Agreement shall hereby be amended by amending and restating the first parenthetical set forth in clause (a) thereof in its entirety to read as follows:

“(or 180 days in the case of the fiscal year ending December 31, 2017, 270 days in the case of the fiscal year ending December 31, 2018 and 150 days in the case of the fiscal year ending December 31, 2020; provided that, for the Fiscal Year ending December 31, 2018, the Target Standalone Annual Financials (as defined below) shall be delivered within 180 days)”

SECTION III.	CONDITIONS TO EFFECTIVENESS.

The commitments of each Incremental Term Loan Lender hereunder and the effectiveness of this Fifth Amendment are subject to the satisfaction, or waiver of the following conditions on the Fifth Amendment Effective Date:

A. Execution. The Administrative Agent shall have received a counterpart signature page to this Fifth Amendment, duly executed by each of the Loan Parties, each of the Incremental Term Loan Lenders, the Lenders constituting Required Lenders (after giving effect to the making of the 2021 Incremental Term Loans) and the Administrative Agent.

B. Fees. Substantially concurrently with the Fifth Amendment Effective Date, the Borrowers shall have paid, or the Administrative Agent shall have received evidence reasonably acceptable to it that the Borrowers will pay, all fees due and payable to each Incremental Term Loan Lender and the Administrative Agent on or prior to the Fifth Amendment Effective Date in accordance with the Credit Agreement and pursuant to this Fifth Amendment and that certain Amended and Restated Fee Letter, dated as of January 12, 2021, by and among the Borrowers, Antares Holdings LP and Golub Capital LLC.

C. Expenses. The Administrative Agent shall have received payment of all out-of-pocket expenses, including reimbursement or other payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP), in each case incurred in connection with the preparation, negotiation and execution of this Fifth Amendment and other matters relating to the Credit Agreement to the extent invoiced and to the extent provided for, and in accordance with, Section 10.04(a) of the Credit Agreement.

D. No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date or would result immediately after giving effect to the making and incurrence of the Incremental Term Loan Commitments, or the use of proceeds thereof.

E. Representations and Warranties. The representations and warranties made by each Loan Party set forth in Article V of the Credit Agreement, in Section IV herein or in any other Loan

Document executed on or prior to the date hereof shall be true and correct in all material respects (or in all respects if already by materiality or Material Adverse Effect) on and as of the Fifth Amendment Effective Date (in each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date, and except that for purposes of this clause (E), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

F. Acquisition. The Acquisition shall have been consummated or, substantially concurrently with the incurrence of the 2021 Incremental Term Loans, shall be consummated, pursuant to the terms of the Acquisition Agreement.

G. Payoff. The Borrowers shall have repaid or, substantially concurrently with the incurrence of the 2021 Incremental Term Loans, shall repay in full (directly or indirectly) the outstanding loans under, terminate the commitments under, and terminate, the Funded Indebtedness (as defined in the Acquisition Agreement (the “Payoff”)).

H. Documentary Conditions. The Administrative Agent shall have received each of the following, dated as of the Fifth Amendment Effective Date:

(a) such duly executed certificates of resolutions or consents, incumbency certificates and/or other duly executed certificates of Responsible Officers of each Loan Party as the Administrative Agent or the Incremental Term Loan Lenders may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fifth Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

(b) such documents and duly executed certifications as the Administrative Agent or the Incremental Term Loan Lenders may reasonably require to evidence that each Loan Party is duly organized, incorporated or formed, and, to the extent applicable, that each Loan Party is validly existing, in good standing (to the extent such concept exists in the applicable jurisdiction) and qualified to engage in business in its jurisdiction of incorporation or formation; and

(c) a Solvency Certificate, dated the Fifth Amendment Effective Date, signed by a chief financial officer or an authorized senior financial officer of Holdings, substantially in the form of Exhibit H to the Credit Agreement;

(d) a customary certificate dated the Closing Date, signed by a Responsible Officer of the Borrowers, confirming compliance with the conditions precedent set forth in clauses (D), (E) and (F) of this Section III have been satisfied;

(e) a duly executed Borrowing Notice in accordance with the requirements of Section 2.02 of the Credit Agreement;

(f) a customary opinion of (A) Kirkland & Ellis LLP, counsel to the Loan Parties, and (B) Holland & Knight LLP, special Florida counsel to the Loan Parties, addressed to each Agent, each L/C Issuer and each Lender, each in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters concerning the Loan Parties, the Amendment and the Loan Documents as the Incremental Term Loan Lenders may reasonably request; and

(g) customary lien searches and filings as the Administrative Agent may reasonably require to assure that the 2021 Incremental Term Loans contemplated hereby are secured by the Collateral ratably with the Existing Term Loans.

SECTION IV.	REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Fifth Amendment and to amend the Credit Agreement in the manner provided herein and for the Incremental Term Loan Lenders to provide the Incremental Term Loan Commitments, the Loan Parties hereto represent and warrant as of the date hereof:

A. Confirmation of Representations and Warranties. The representations and warranties made by each Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document executed on or prior to the date hereof shall be true and correct in all material respects (or in all respects if already by materiality or Material Adverse Effect) on and as of the Fifth Amendment Effective Date (in each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date.

B. Binding Effect. This Fifth Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Fifth Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject as to enforceability to the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditor’s rights generally, and the effect of general principles of equity, whether applied by a court of law or equity.

SECTION V.	ACKNOWLEDGMENT AND CONSENT

Each Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Fifth Amendment and consents to the modifications contained herein. Each Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

Each Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents (as they may be modified by this Fifth Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fifth Amendment, such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Fifth Amendment and (ii) nothing in the Credit Agreement, this Fifth Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(ii) Except for the consent, waiver, amendments and modifications expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed and this Fifth Amendment shall not be considered a novation. The consent, waiver, amendments and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrowers remains in the sole and absolute discretion of Administrative Agent and Lenders.

(iii) The execution, delivery and performance of this Fifth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv) Each Loan Party hereby (A) confirms the obligations of such Loan Party under the Amended Credit Agreement (including with respect to the 2021 Incremental Term Loans) and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Documents and the other Loan Documents and constitute Obligations, (B) ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Loan Document to Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (C) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Fifth Amendment).

(v) This Fifth Amendment shall be deemed to be a Loan Document and an Incremental Commitment Amendment, each as defined in the Credit Agreement.

(vi) Upon the occurrence of the Fifth Amendment Effective Date, each Incremental Term Loan Lender that is not, prior to the effectiveness of this Fifth Amendment, a “Term Lender” or “Lender” under the Amended Credit Agreement, (A)

shall be a “Term Lender” or “Lender” for all purposes of the Credit Agreement and the Loan Documents, (B) agrees to be bound by the terms and conditions of the Amended Credit Agreement and the Loan Documents and (C) will have all of the rights and obligation of a “Lender” under the Amended Credit Agreement and the Loan Documents.

B. Headings. Section and Subsection headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

D. Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.17 and 10.18 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.

E. Indemnification. The Borrowers hereby confirm that the indemnification provisions set forth in Section 10.04 of the Credit Agreement shall apply to this Fifth Amendment and the transactions contemplated hereby.

F. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile, electronic signature or in any other electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

G. Entire Agreement. This Fifth Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

H. Severability. Any term or provision of this Fifth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Fifth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Fifth Amendment in any other jurisdiction. If any provision of this Fifth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PROJECT ANGEL HOLDINGS, LLC, as Initial Borrower

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

MERIDIANLINK, INC., as a Borrower

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Treasurer

PROFESSIONAL CREDIT REPORTING, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Treasurer

ML EAST ACQUISITION SUBSIDIARY, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Treasurer

[Signature Page to Fifth Amendment]

TELEDATA COMMUNICATIONS, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

MERIDIANLINK WHOLESALE DATA, LLC

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

[Signature Page to Fifth Amendment]

ANTARES CAPITAL LP, as Administrative Agent

By:	/s/ Phillip Smith
Name:	Phillip Smith
Its:	Duly Authorized Signatory

ANTARES HOLDINGS LP

By:	Antares Holdings GP Inc., its general partner

By:	/s/ Bradley Mashinter
Name:	Bradley Mashinter
Its:	Duly Authorized Signatory

[Signature Page to Fifth Amendment]

GOLUB CAPITAL LLC

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Its:	Managing Director

[Signature Page to Fifth Amendment]

Antares CLO 2017-1, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

Antares CLO 2017-2, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

Antares CLO 2018-2, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

Antares CLO 2018-3, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

Antares CLO 2019-1, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

Antares CLO 2019-2, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

[Signature Page to Fifth Amendment]

Antares CLO 2019-2, LTD., as Lender
By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

[Signature Page to Fifth Amendment]

ANTARES HOLDINGS LP, as a Lender

By: Antares Holdings GP Inc., its general partner

By:	/s/ Bradley Mashinter
Name:	Bradley Mashinter
Its:	Duly Authorized Signatory

[Signature Page to Fifth Amendment]

Apex Credit CLO 2015-II Ltd. , as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Apex Credit CLO 2017 Ltd. , as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Apex Credit CLO 2017-II Ltd. , as a Lender
By: Apex Credit Partners LLC

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Apex Credit CLO 2018 Ltd., as a Lender

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Apex Credit CLO 2019-II Ltd., as a Lender
By: Apex Credit Partners LLC

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Bandera Strategic Credit Partners I, L.P. , as a Lender
By: GSO Capital Advisors LLC Its: Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Bain Capital Credit Managed Account (DERP) LP, as a Lender

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BCC Middle Market CLO 2019-1, LLC , as a Lender

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Beluga IMC, Inc., as a Lender

By:	/s/ Kenton Freitag
Name:	Kenton Freitag
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BJC Health System, as a Lender
BY: GSO Capital Advisors II LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BJC Pension Plan Trust , as a Lender
BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone / GSO Global Dynamic Credit Funding Designated Activity Company, as a Lender
By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone / GSO Long-Short Credit Income Fund, as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone / GSO Senior Floating Rate Term Fund, as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone Alternative Multi-Strategy Sub Fund III LLC, as a Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone Diversified Alternative Asset Holdco L.L.C., as a Lender
By: GSO Capital Advisors LLC, as Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone Diversified Multi-Strategy Fund , as a Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blackstone GSO U.S. Loan Funding Designated Activity Company , as a Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BLACKSTONE HARRINGTON PARTNERS L.P., as a Lender
By: Blackstone Real Estate Special Situations Advisors L.L.C., its Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BLACKSTONE/GSO STRATEGIC CREDIT FUND, as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2017-1, LTD. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2017-2, LTD. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2017-3, LTD. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2017-4, LTD. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2018-5, LTD. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2018-6, LTD. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2018-7, Ltd. , as a Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2018-8 Ltd., as a Lender
By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

CBAM 2019-10, Ltd. , as a Lender
By: CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Chenango Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

FDF III Limited , as a Lender
By: FDF Management LLC Series III,
a designated series of FDF Management LLC,

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

FDF IV Limited , as a Lender
By: FDF Management LLC Series IV, a designated series of
FDF Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

FDF V Limited , as a Lender
By: FDF V Management LLC, it’s collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fillmore Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fortress Credit BSL III Limited, as a Lender
By: FC BSL Management LLC Series III, a designated series of FC BSL Management LLC

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

FORTRESS CREDIT BSL IV LIMITED , as a Lender
By: FC BSL Management LLC Series IV, a designated series of FC BSL Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fortress Credit BSL IX Limited , as a Lender
By: FC BSL IX Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fortress Credit BSL V Limited , as a Lender
By: FC BSL Management LLC Series V, a designated series of FC BSL Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fortress Credit BSL VI Limited , as a Lender
By: FC BSL VI Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fortress Credit BSL VII Limited , as a Lender
By: FC BSL VII Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Fortress Credit BSL VIII Limited , as a Lender
By: FC BSL VIII Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 19(B)-R, Ltd., as a Lender
By: GC Advisors LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 22(B)-R, Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 23(B)-R, Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

GOLUB CAPITAL PARTNERS CLO 25(M)-R, LTD., as a Lender
BY: GC ADVISORS LLC, ITS AGENT

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GC FINANCE OPERATIONS LLC, as a Lender
BY: GC ADVISORS LLC, ITS MANAGER

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 26(B)-R, Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 35(B), Ltd., as a Lender
By: GC Advisors LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 37(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 39(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 40(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 41(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 43(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 48(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Golub Capital Partners CLO 50(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Greenwood Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Harbor Point 2019-1 , as a Lender

By:	/s/ Rob Stobo
Name:	Rob Stobo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

HBOS Final Salary Pension Scheme, as a Lender
By: GSO Capital Advisors LLC, as investment manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG GLOBAL LOAN FUND 1 DESIGNATED ACTIVITY COMPANY , as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2014-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2014-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2014-3, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2015-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2015-2R, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2016-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2017-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2017-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2018-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2018-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2018-3, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US CLO 2019-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ICG US Senior Loan Fund (Cayman) Master LP, as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

JFIN CLO 2012 LTD. , as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

JFIN CLO 2015 LTD. , as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Lloyds Bank Pension Scheme No. 1, as a Lender
By: GSO Capital Advisors LLC, as investment manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Lloyds Bank Pension Scheme No. 2, as a Lender
By: GSO Capital Advisors LLC, as investment manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Lord Abbett Bank Loan Trust, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Lord Abbett Floating Rate Senior Loan Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO X Ltd. , as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XI Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XII Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XIV Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XV Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XVI Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XVII Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Marble Point CLO XVIII Ltd. , as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

MP CLO III Ltd. , as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

MP CLO IV Ltd. , as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

MP CLO VII Ltd. , as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

MP CLO VIII Ltd. , as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Myers Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Niagara Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Overland Point LLC, as a Lender
By: Marble Point Credit Management LLC, its Investment Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

PPG Industries, Inc. Pension Plan Trust, as a Lender
By: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Reese Park CLO, Ltd., as a Lender
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

SDLF (L-A), LLC, as a Lender
By: Sankaty Direct Lending Fund (L), L.P., as Servicer

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sixth Street CLO XVI, Ltd., as a Lender
By: Great Lawnview Funding IV Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sixth Street RCF II Finance, LLC, as a Lender
By: Sixth Street Rotational Credit II Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

SPDR Blackstone/GSO Senior Loan ETF, as a Lender
BY: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2014-1R, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2015-1, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2016-1, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2017-1, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2018-1, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2018-2, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2019-1, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Steele Creek CLO 2019-2, LTD., as a Lender

By:	/s/ Jay Murphy
Name:	Jay Murphy
Title:	Research Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO I-2, Ltd., as a Lender
By: TICP CLO I Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO II-2, Ltd., as a Lender
By: TICP CLO II Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO III-2, Ltd., as a Lender
By: TICP CLO III Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO IV, Ltd., as a Lender
By: TICP CLO IV Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO IX, Ltd., as a Lender
By: TICP CLO IX Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO V 2016-1, Ltd., as a Lender
By: TICP CLO V 2016-1 Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO VI 2016-2, Ltd., as a Lender
By: TICP CLO VI 2016-2 Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO VII, Ltd., as a Lender
By: TICP CLO VII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO VIII, Ltd., as a Lender
By: TICP CLO VIII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO X, Ltd., as a Lender
By: TICP CLO X Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO XI, Ltd., as a Lender
By: TICP CLO XI Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO XII, Ltd., as a Lender
By: TICP CLO XII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO XIII, Ltd., as a Lender
By: TICP CLO XIII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO XIV, Ltd., as a Lender
By: TICP CLO XIV Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TICP CLO XV, Ltd., as a Lender
By: TICP CLO XV Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TSSP RCF Finance, LLC, as a Lender
By: TSSP Rotational Credit Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Wheels Common Investment Fund, as a Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Wind River 2014-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Wind River 2017-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, its Asset Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Wind River 2018-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Schedule A

2021 Incremental Term Loan Commitments

Incremental Term Loan Lender	Incremental Term Loan Commitment
Antares Holdings LP	$100,000,000

Total Commitments	$100,000,000